Exhibit (j)(ii) under Form N-1A
                                    Exhibit 23 under Item 601/Reg SK










CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 19 to Form N-1A Registration Statement No. 33-37993 of FirstMerit Government Money Market Fund of our report dated January 18, 2001, on the financial statements as of November 30, 2000, of FirstMerit Government Money Market Fund, included in or made part of this Registration Statement.

                                                ARTHUR ANDERSEN LLP /s/



Boston, Massachusetts
January 18, 2001